 Exhibit 10.5

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 23rd day of May, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of May 1, 2013 (the “Pooling and Servicing Agreement”), and WJ Bradley Mortgage Capital, LLC, a Delaware corporation (“WJ Bradley”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2012, between Assignor and WJ Bradley (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.            Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.            Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.            WJ Bradley hereby acknowledges the foregoing assignments.

Representations and Warranties

4.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and WJ Bradley as of the date hereof that:

(a)        Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to WJ Bradley with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.            Depositor warrants and represents to, and covenants with, Assignor, Assignee and WJ Bradley that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.            Assignee warrants and represents to, and covenants with, Assignor, Depositor and WJ Bradley that as of the date hereof:

(a)          Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.            WJ Bradley warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          WJ Bradley is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          WJ Bradley has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of WJ Bradley’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of WJ Bradley’s charter or by-laws or any legal restriction, or any material agreement or instrument to which WJ Bradley is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which WJ Bradley or its property is subject. The execution, delivery and performance by WJ Bradley of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of WJ Bradley. This Agreement has been duly executed and delivered by WJ Bradley and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of WJ Bradley enforceable against WJ Bradley in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by WJ Bradley in connection with the execution, delivery or performance by WJ Bradley of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated WJ Bradley Representations and Warranties

8.            Pursuant to Section 32(d) of the Purchase Agreement, WJ Bradley hereby restates to Depositor and Assignee, as if fully set forth herein, as of the related Closing Date, the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement, and, as of the date hereof, the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement.

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In the event of a breach of any representations and warranties referred to in the immediately preceding paragraph as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel WJ Bradley to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.            From and after the date hereof, subject to Section 10 below, WJ Bradley shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and WJ Bradley had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.          (a)          Controlling Holder Rights. WJ Bradley agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.          The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.          All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of WJ Bradley,

WJ Bradley Mortgage Capital LLC

6465 Greenwood Plaza Blvd Suite 500

Centennial, CO 80111

Attention: Karin Good

Phone: (720) 250-9836

with a copy to

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General Counsel at the same address

(b)	In the case of Assignee,

Wilmington Trust, National Association

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Dorri Costello

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-7

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(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or WJ Bradley may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or WJ Bradley, respectively, hereunder.

16.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.           This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.          The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. WJ Bradley hereby consents to such exercise and enforcement.

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19.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.          Master Servicer. WJ Bradley hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of WJ Bradley hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

WJ Bradley shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #46446300, Sequoia Mortgage Trust 2013-7 Distribution Account

21.          WJ Bradley acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, WJ Bradley shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.           Rule 17g-5 Compliance. WJ Bradley hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-7” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify WJ Bradley in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. WJ Bradley shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between WJ Bradley, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to WJ Bradley or (ii) such Rating Agency’s or NRSRO’s evaluation of WJ Bradley’s operations in general; provided, however, that WJ Bradley shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Wilmington Trust, National Association,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

WJ BRADLEY MORTGAGE CAPITAL LLC

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – WJ Bradley (SEMT 2013-7)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			WJ Bradley		10000011389	1	1	0	7
2	1000383	0.002500			WJ Bradley		10000011337	1	1	0	7
3	1000383	0.002500			WJ Bradley		10000011258	1	1	0	6
4	1000383	0.002500			WJ Bradley		10000011154	1	1	0	7
5	1000383	0.002500			WJ Bradley		10000011060	1	1	0	7
6	1000383	0.002500			WJ Bradley		10000011053	1	1	0	9
7	1000383	0.002500			WJ Bradley		10000010691	1	1	0	9
8	1000383	0.002500			WJ Bradley		10000010608	1	1	0	9
9	1000383	0.002500			WJ Bradley		10000010432	1	1	0	9
10	1000383	0.002500			WJ Bradley		10000010385	1	1	0	7
11	1000383	0.002500			WJ Bradley		10000010362	1	1	0	9
12	1000383	0.002500			WJ Bradley		10000010350	1	1	0	9
13	1000383	0.002500			WJ Bradley		10000010349	1	1	0	9
14	1000383	0.002500			WJ Bradley		10000010185	1	1	0	9
15	1000383	0.002500			WJ Bradley		10000010180	1	1	0	9
16	1000383	0.002500			WJ Bradley		10000010159	1	1	0	3
17	1000383	0.002500			WJ Bradley		10000010054	1	1	0	3
18	1000383	0.002500			WJ Bradley		10000010047	1	1	0	9
19	1000383	0.002500			WJ Bradley		10000009716	1	1	0	9
20	1000383	0.002500			WJ Bradley		10000009675	1	1	0	7
21	1000383	0.002500			WJ Bradley		10000009645	1	1	0	9
22	1000383	0.002500			WJ Bradley		10000009644	1	1	0	9
23	1000383	0.002500			WJ Bradley		10000009612	1	1	0	9
24	1000383	0.002500			WJ Bradley		10000009579	1	1	0	7
25	1000383	0.002500			WJ Bradley		10000009555	1	1	0	9
26	1000383	0.002500			WJ Bradley		10000009458	1	1	0	9
27	1000383	0.002500			WJ Bradley		10000009412	1	1	0	9
28	1000383	0.002500			WJ Bradley		10000009296	1	1	0	9
29	1000383	0.002500			WJ Bradley		10000009072	1	1	0	9
30	1000383	0.002500			WJ Bradley		10000009038	1	1	0	3
31	1000383	0.002500			WJ Bradley		10000008735	1	1	0	9
32	1000383	0.002500			WJ Bradley		10000008154	1	1	0	9
33	1000383	0.002500			WJ Bradley		10000005625	1	1	0	3

	12	13	14	15	16	17	18	19	20	21
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)
1						1	4	0
2						1	4	0
3						1	0	0
4						1	0	0
5						1	4	0
6						1	0	0
7						1	0	0
8						1	0	0
9						1	4	0
10						1	0	0
11						1	0	0
12						1	0	0
13						1	4	0
14						1	0	0
15						1	0	0
16						1	0	0
17						1	0	0
18						1	0	0
19						1	0	0
20						1	0	0
21						1	0	0
22						1	4	0
23						1	4	0
24						1	0	0
25						1	4	0
26						1	0	0
27						1	0	0
28						1	0	0
29						1	0	0
30						1	4	0
31						1	0	0
32						1	0	0
33						1	4	0

	22	23	24	25	26	27	28	29	30	31
	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1		0.00		20130328	840000.00	0.038750	360	360	20130501	1
2		0.00		20130401	700000.00	0.038750	360	360	20130501	1
3		0.00		20130326	878000.00	0.038750	360	360	20130501	1
4		0.00		20130402	629250.00	0.041250	360	360	20130501	1
5		0.00		20130325	738750.00	0.037500	360	360	20130501	1
6		0.00		20130322	540000.00	0.036250	360	360	20130501	1
7		100400.00		20130402	665000.00	0.038750	360	360	20130601	1
8		250000.00		20130319	643059.00	0.038750	360	360	20130501	1
9		0.00		20130322	689000.00	0.038750	360	360	20130501	1
10		0.00		20130322	1500000.00	0.038750	360	360	20130501	1
11		183500.00		20130402	692500.00	0.038750	360	360	20130601	1
12		0.00		20130402	887000.00	0.037500	360	360	20130601	1
13		0.00		20130315	542000.00	0.038750	360	360	20130501	1
14		0.00		20130326	762000.00	0.040000	360	360	20130501	1
15		0.00		20130327	880000.00	0.036250	360	360	20130501	1
16		0.00		20130319	660000.00	0.037500	360	360	20130501	1
17		200000.00		20130306	760000.00	0.038750	360	360	20130501	1
18		0.00		20130325	663000.00	0.037500	360	360	20130501	1
19		0.00		20130306	1160000.00	0.040000	360	360	20130501	1
20		0.00		20130308	800000.00	0.037500	360	360	20130501	1
21		0.00		20130321	634000.00	0.038750	360	360	20130501	1
22		0.00		20130308	614000.00	0.038750	360	360	20130501	1
23		0.00		20130304	514000.00	0.038750	360	360	20130501	1
24		0.00		20130321	672000.00	0.038750	360	360	20130501	1
25		0.00		20130322	648000.00	0.042500	360	360	20130501	1
26		94000.00		20130326	686000.00	0.040000	360	360	20130501	1
27		250000.00		20130329	695000.00	0.038750	360	360	20130501	1
28		0.00		20130315	759300.00	0.038750	360	360	20130501	1
29		0.00		20130320	1026000.00	0.038750	360	360	20130501	1
30		0.00		20130318	812500.00	0.038750	360	360	20130501	1
31		0.00		20130322	601500.00	0.037500	360	360	20130501	1
32		0.00		20130301	700000.00	0.041250	360	360	20130501	1
33		0.00		20130321	895000.00	0.037500	360	360	20130501	1

	32	33	34	35	36	37	38	39	40	41
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days
1	0	0		838762.51	0.038750	3949.99	20130401	0	0
2	0	0		698968.76	0.038750	3291.66	20130401	0	0
3	0	0		876706.53	0.038750	4128.68	20130401	0	0
4	0	0		628363.39	0.041250	3049.66	20130401	0	0
5	0	0		737637.32	0.037500	3421.27	20130401	0	0
6	0	0		539168.57	0.036250	2462.68	20130401	0	0
7	0	0		665000.00	0.038750	3127.08	20130401	0	0
8	0	0		642111.64	0.038750	3023.90	20130401	0	0
9	0	0		687984.97	0.038750	3239.93	20130401	0	0
10	0	0		1497790.19	0.038750	7053.56	20130401	0	0
11	0	0		692500.00	0.038750	3256.39	20130401	0	0
12	0	0		887000.00	0.037500	4107.84	20130401	0	0
13	0	0		541201.53	0.038750	2548.68	20130401	0	0
14	0	0		760902.10	0.040000	3637.90	20130401	0	0
15	0	0		878645.08	0.036250	4013.25	20130401	0	0
16	0	0		659005.94	0.037500	3056.56	20130401	0	0
17	0	0		758880.37	0.038750	3573.80	20130401	0	0
18	0	0		662001.42	0.037500	3070.46	20130401	0	0
19	0	0		1158328.65	0.040000	5538.02	20130401	0	0
20	0	0		798795.08	0.037500	3704.92	20130401	0	0
21	0	0		633065.99	0.038750	2981.30	20130401	0	0
22	0	0		613095.45	0.038750	2887.26	20130401	0	0
23	0	0		513242.77	0.038750	2417.02	20130401	0	0
24	0	0		671010.01	0.038750	3159.99	20130401	0	0
25	0	0		647107.23	0.042500	3187.77	20130401	0	0
26	0	0		685011.60	0.040000	3275.07	20130401	0	0
27	0	0		693976.12	0.038750	3268.15	20130401	0	0
28	0	0		758181.40	0.038750	3570.51	20130401	0	0
29	0	0		1024488.50	0.038750	4824.63	20130401	0	0
30	0	0		811303.02	0.038750	3820.68	20130401	0	0
31	0	0		600594.05	0.037500	2785.64	20130401	0	0
32	0	0		699013.70	0.041250	3392.55	20130401	0	0
33	0	0		893652.00	0.037500	4144.88	20130401	0	0

	42	43	44	45	46	47	48	49	50	51
	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33

	52	53	54	55	56	57	58	59	60	61
	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33

	62	63	64	65	66	67	68	69	70	71
	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties
1							0		45	2
2							0		498	2
3							0		485	1
4							0		437	3
5							0		344	2
6							0		78	1
7							0		506	2
8							0		442	1
9							0		577	1
10							0		210	2
11							0		495	1
12							0		578	1
13							0		374	1
14							0		564	2
15							0		6	2
16							0		355	1
17							0		467	2
18							0		527	3
19							0		84	1
20							0		521	1
21							0		265	1
22							0		515	1
23							0		264	2
24							0		173	1
25							0		482	2
26							0		489	1
27							0		342	1
28							0		149	1
29							0		418	2
30							0		192	4
31							0		551	1
32							0		28	1
33							0		535	2

	72	73	74	75	76	77	78	79	80	81
	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian
1		0		9.5	20.5	0	1
2		0		6.75		0	1
3		0		26		0	1
4		0		14	15.25	0	1
5		0		0.75		0	1
6		0		19		7	1
7		1		15		14	1
8		1		10		13	1
9		0		8.25	23.5	9.5	1
10		1		23		0	1
11		0		10		12	1
12		0		7.5		2	1
13		1		10.25		3.5	1
14		0		15.5	12.75	8	1
15		0		14	14	4	1
16		0		0		16	1
17		0		11	29	18	1
18		1		6.75		2	1
19		0		13		5	1
20		0		18.75	3	0	1
21		0		4.25		10	1
22		0		0		24	1
23		1		12	15	8	1
24		0		7	0	0	1
25		0		1.25	16	13	1
26		0		6	1	9	1
27		0		1.75		2.75	1
28		0		11	0	12	1
29		0		0	23	2	1
30		0		4.5	5.75	1	1
31		1		24	48	31	1
32		0		6	2.75	9	1
33		1		11		8	1

	82	83	84	85	86	87	88	89	90	91
	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1					765
2					804
3					718
4					787
5					779
6					774
7					803
8					754
9					744
10					739
11					779
12					777
13					776
14					803
15					784
16					768
17					743
18					796
19					753
20					722
21					767
22					750
23					763
24					759
25					720
26					801
27					768
28					735
29					713
30					745
31					798
32					768
33					776

	92	93	94	95	96	97	98	99	100	101
	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							000000000000			4905.25
2							000000000000			15794.48
3							000000000000			7999.01
4							000000000000			7687.00
5							000000000000			14000.00
6							000000000000			12500.00
7							000000000000			36448.79
8							000000000000			58786.25
9							000000000000			14166.66
10							000000000000			41635.40
11							000000000000			14567.77
12							000000000000			18333.33
13							000000000000			8903.57
14							000000000000			24200.00
15							000000000000			28165.30
16							000000000000			9784.04
17							000000000000			14333.34
18							000000000000			21941.92
19							000000000000			27767.13
20							000000000000			14629.62
21							000000000000			10810.54
22							000000000000			10147.00
23							000000000000			7704.59
24							000000000000			10311.51
25							000000000000			10416.67
26							000000000000			10658.35
27							000000000000			8333.33
28							000000000000			42019.24
29							000000000000			0.00
30							000000000000			16575.87
31							000000000000			779.83
32							000000000000			6250.00
33							000000000000			36800.00

	102	103	104	105	106	107	108	109	110	111
	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	5305.74	0.00	3600.00	10210.99	13810.99	1	5		3
2		0.00		15794.48	15794.48	1	5		3
3		11585.94		7999.01	19584.95	1	5		3
4	21560.36	0.00	0.00	29247.36	29247.36	1	5		3
5	0.00	0.00	0.00	14000.00	14000.00	1	5		3
6		0.00		12500.00	12500.00	1	5		3
7	0.00	0.00	0.00	36448.79	36448.79	1	5		3
8		0.00		58786.25	58786.25	1	5		3
9	26000.00	0.00	0.00	40166.66	40166.66	1	5		3
10		0.00		41635.40	41635.40	1	5		3
11	0.00	0.00	0.00	14567.77	14567.77	1	5		3
12	0.00	0.00	0.00	18333.33	18333.33	1	5		3
13	0.00	4592.95	0.00	8903.57	13496.52	1	5		3
14	25096.93	0.00	0.00	49296.93	49296.93	1	5		3
15	4710.14	5601.17	0.00	32875.44	38476.61	1	5		3
16		0.00		9784.04	9784.04	1	5		3
17	14416.67	0.00	0.00	28750.01	28750.01	1	5		3
18	0.00	0.00	0.00	21941.92	21941.92	1	5		3
19	0.00	0.00	0.00	27767.13	27767.13	1	5		3
20	0.00	0.00	0.00	14629.62	14629.62	1	5		3
21		0.00		10810.54	10810.54	1	5		3
22		0.00		10147.00	10147.00	1	5		3
23	1842.73	0.00	0.00	9547.32	9547.32	1	5		3
24	8406.66	0.00	0.00	18718.17	18718.17	1	5		3
25	4467.39	0.00	0.00	14884.06	14884.06	1	5		3
26	5000.00	0.00	0.00	15658.35	15658.35	1	5		3
27		13122.91		8333.33	21456.24	1	5		3
28	0.00	0.00	0.00	42019.24	42019.24	1	5		3
29	26700.84	0.00	6949.75	26700.84	33650.59	1	5		3
30	9199.97	0.00	0.00	25775.84	25775.84	1	5		3
31	8940.83	0.00	0.00	9720.66	9720.66	1	5		3
32	0.00	21668.02	0.00	6250.00	27918.02	1	5		3
33	0.00	0.00	0.00	36800.00	36800.00	1	5		3

	112	113	114	115	116	117	118	119	120	121
	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	4		164471.13	5967.65	0.432094			100.000000	NEWPORT BEACH	CA
2	4		387101.80	6791.59	0.429998			100.000000	REDWOOD CITY	CA
3	4		1138059.25	8237.61	0.420609			100.000000	NEWPORT BEACH	CA
4	4		101359.08	11701.40	0.400084			100.000000	MAMMOTH LAKES	CA
5	4		86132.74	4965.69	0.354692			100.000000	SAN DIEGO	CA
6	4		266219.18	3766.96	0.301357				SAN FRANCISCO	CA
7	4		121916.71	7266.58	0.199364				TORRANCE	CA
8	4		414457.79	6356.15	0.108123				NEWPORT BEACH	CA
9	4		425815.41	6850.10	0.170542				CARLSBAD	CA
10	4		184312.49	17866.37	0.429115			100.000000	LOS GATOS	CA
11	4		482120.38	5057.42	0.347165				SAN MATEO	CA
12	4		56292.03	6749.98	0.368181				MANHATTAN BEACH	CA
13	4		69136.84	3158.37	0.234014				WASHINGTON	UT
14	4		121538.09	7447.93	0.151083				SAN DIEGO	CA
15	4		292202.90	4945.36	0.128529				COLORADO SPRINGS	CO
16	4		222782.63	4349.80	0.444581				MALIBU	CA
17	4		1083557.61	8960.11	0.311656				ORANGE	CA
18	4		125119.34	8258.04	0.376359				PLAYA DEL REY	CA
19	4		280764.63	7589.26	0.273318				MANHATTAN BEACH	CA
20	4		93556.51	6567.25	0.448901			100.000000	REDONDO BEACH	CA
21	4		45582.51	4419.67	0.408830				SAN DIEGO	CA
22	4		31645.72	4440.56	0.437623				LOS GATOS	CA
23	4		67994.29	3295.81	0.345208				CHANDLER	AZ
24	4		68529.83	4960.95	0.265034			100.000000	SAN DIEGO	CA
25	4		40980.18	5039.24	0.338566				SAN JOSE	CA
26	4		37460.08	6464.10	0.412821				REDONDO BEACH	CA
27	4		124865.03	6932.15	0.323083				CORONA DEL MAR	CA
28	4		254323.31	6419.70	0.152780				POWAY	CA
29	4		225484.71	11722.72	0.348366				SACRAMENTO	CA
30	4		87688.20	11386.30	0.441743				HENDERSON	NV
31	4		65820.27	3425.11	0.352354				PALO ALTO	CA
32	4		531246.64	4663.68	0.167049				CORONADO	CA
33	4		105971.60	8222.22	0.223430				HALF MOON BAY	CA

	122	123	124	125	126	127	128	129	130	131
	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	92660	1	1	1200000.00	1200000.00	3	20130318
2	94062	1	1	1000000.00	1000000.00	3	20130315
3	92663	7	1	1778000.00	1780000.00	3	20130315
4	93546	1	2	839000.00	839000.00	3	20130313
5	92131	7	1	985000.00	985000.00	3	20130305
6	94116	1	1		1050000.00	3	20130313
7	90505	1	1		1100000.00	3	20130307
8	92660	7	1		1550000.00	3	20130307
9	92008	1	1		1125000.00	3	20130221
10	95032	1	1	2001000.00	2000000.00	3	20130227
11	94402	1	1		1580000.00	3	20130306
12	90266	1	1		1300000.00	3	20130308
13	84780	1	1		735000.00	3	20130211
14	92130	7	1		1050000.00	3	20130301
15	80908	7	1		1100000.00	3	20130312
16	90265	1	1		1500000.00	3	20130304
17	92869	7	1		1600000.00	3	20130208
18	90293	1	1		1125000.00	3	20130301
19	90266	1	1		1772000.00	3	20130218
20	90277	1	1	1000000.00	1000000.00	3	20130220
21	92130	7	1		925000.00	3	20130223
22	95030	1	1		1100000.00	3	20130221
23	85248	7	1		825000.00	3	20130215
24	92120	1	1	840000.00	850000.00	3	20130225
25	95125	1	1		810000.00	3	20130208
26	90277	1	1		1200000.00	3	20130221
27	92625	7	1		1755000.00	3	20130219
28	92064	7	1		1235000.00	3	20130220
29	95864	7	1		1560000.00	3	20130201
30	89052	7	1		1250000.00	3	20130112
31	94303	1	1		1675000.00	3	20130218
32	92118	7	1		875000.00	3	20130128
33	94019	1	1		1700000.00	3	20121201

	132	133	134	135	136	137	138	139	140	141
	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.700000	0.700000	0	0	0
2					0.700000	0.700000	0	0	0
3					0.493800	0.493800	0	0	0
4					0.750000	0.750000	0	0	0
5					0.750000	0.750000	0	0	0
6					0.514200	0.514200	0	0	0
7					0.695800	0.604500	0	0	0
8					0.576100	0.414800	0	0	0
9					0.612400	0.612400	0	0	0
10					0.750000	0.750000	0	0	0
11					0.554400	0.438200	0	0	0
12					0.682300	0.682300	0	0	0
13					0.737400	0.737400	0	0	0
14					0.725700	0.725700	0	0	0
15					0.800000	0.800000	0	0	0
16					0.440000	0.440000	0	0	0
17					0.600000	0.475000	0	0	0
18					0.589300	0.589300	0	0	0
19					0.654600	0.654600	0	0	0
20					0.800000	0.800000	0	0	0
21					0.685400	0.685400	0	0	0
22					0.558100	0.558100	0	0	0
23					0.623000	0.623000	0	0	0
24					0.800000	0.800000	0	0	0
25					0.800000	0.800000	0	0	0
26					0.650000	0.571600	0	0	0
27					0.538400	0.396000	0	0	0
28					0.614800	0.614800	0	0	0
29					0.657600	0.657600	0	0	0
30					0.650000	0.650000	0	0	0
31					0.359100	0.359100	0	0	0
32					0.800000	0.800000	0	0	0
33					0.526400	0.526400	0	0	0

	142	143	144	145	146	147	148	149	150	151
	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1									25	25
2									6.75
3									26
4									22	26
5									5
6									19
7									18
8									19
9									15	25
10									23
11									24
12									8
13									17
14									15.5	14
15									30	14
16									0
17									27	29
18									28
19									14
20									25	10
21									13
22									0
23									12	15
24									7	4.5
25									20	16
26									30	25
27									19
28									11	0
29									0	23
30									19	5.75
31									24	48
32									6	10
33									28

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	20430401	4905.25	0	0	5305.74	0	0	Full	Two Years	Two Months
2	0	20430401	15794.48	0	0	0	0	0	Full	Two Years	Two Months
3	0	20430401	7999.01	0	9316.94	0	0	0	Full	Two Years	Two Months
4	0	20430401	7687	0	0	21560.36	0	0	Full	Two Years	Two Months
5	0	20430401	14000	0	0	0	0	0	Full	Two Years	Two Months
6	0	20430401	12500	0	0	0	0	0	Full	Two Years	Two Months
7	35103	20430501	36448.79	0	0	0	0	0	Full	Two Years	Two Months
8	250000	20430401	58786.25	0	0	0	0	0	Full	Two Years	Two Months
9	0	20430401	14166.66	0	0	26000	0	0	Full	Two Years	Two Months
10	0	20430401	41635.4	0	0	0	0	0	Full	Two Years	Two Months
11	171517	20430501	14567.77	0	0	0	0	0	Full	Two Years	Two Months
12	0	20430501	18333.33	0	0	0	0	0	Full	Two Years	Two Months
13	0	20430401	8903.57	0	0	0	0	0	Full	Two Years	Two Months
14	0	20430401	24200	0	0	25096.93	0	0	Full	Two Years	Two Months
15	0	20430401	28165.3	0	0	4710.14	0	0	Full	Two Years	Two Months
16	0	20430401	9784.04	0	0	0	0	0	Full	Two Years	Two Months
17	34086	20430401	14333.34	0	0	14416.67	0	0	Full	Two Years	Two Months
18	0	20430401	21941.92	0	0	0	0	0	Full	Two Years	Two Months
19	0	20430401	27767.13	0	0	0	0	0	Full	Two Years	Two Months
20	0	20430401	14629.62	0	0	0	0	0	Full	Two Years	Two Months
21	0	20430401	10810.54	0	0	0	0	0	Full	Two Years	Two Months
22	0	20430401	10147	0	0	0	0	0	Full	Two Years	Two Months
23	0	20430401	7704.59	0	0	1842.73	0	0	Full	Two Years	Two Months
24	0	20430401	10311.51	0	0	8406.66	0	0	Full	Two Years	Two Months
25	0	20430401	10416.67	0	0	4467.39	0	0	Full	Two Years	Two Months
26	94000	20430401	10658.35	0	0	5000	0	0	Full	Two Years	Two Months
27	223192	20430401	8333.33	0	13122.91	0	0	0	Full	Two Years	Two Months
28	0	20430401	42019.24	0	0	0	0	0	Full	Two Years	Two Months
29	0	20430401	0	0	0	26700.84	6949.75	0	Full	Two Years	Two Months
30	0	20430401	16575.87	0	0	9199.97	0	0	Full	Two Years	Two Months
31	0	20430401	779.83	0	0	8940.83	0	0	Full	Two Years	Two Months
32	0	20430401	6250	0	21668.02	0	0	0	Full	Two Years	Two Months
33	0	20430401	36800	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

See Exhibit 10.11